Exhibit (99)B

2005 Retail Segment

Retail Segment Results	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions) (unaudited)	Apr 30, 2005	Jul 30, 2005	Jul 30, 2005	Oct 29, 2005	Oct 29, 2005	Jan 28, 2006	Jan 28, 2006
Sales	$11,171	$11,667	$22,838	$11,863	$34,701	$16,570	$51,271
Cost of sales	7,755	8,038	15,793	8,250	24,043	11,745	35,788
Gross margin	3,416	3,629	7,045	3,613	10,658	4,825	15,483
SG&A expenses (a)	2,277	2,416	4,693	2,548	7,241	2,985	10,228
EBITDA	1,139	1,213	2,352	1,065	3,417	1,840	5,255
Depreciation and amortization	337	343	680	351	1,031	366	1,396
EBIT	$802	$870	$1,672	$714	$2,386	$1,474	$3,859

EBITDA is earnings before interest expense, income taxes, depreciation and amortization.

EBIT is earnings before interest expense and income taxes.

(a) New account and loyalty rewards redeemed by our guests reduce reported sales. Our Retail Segment charges the cost of these discounts to our Credit Card Segment, and the reimbursements of $19 million in the first quarter, $24 million in the second quarter, $22 million in the third quarter and $33 million in the fourth quarter are recorded as a reduction to SG&A expenses within the Retail Segment.

Retail Segment Rate Analysis	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(unaudited)	Apr 30, 2005	Jul 30, 2005	Jul 30, 2005	Oct 29, 2005	Oct 29, 2005	Jan 28, 2006	Jan 28, 2006
Gross margin rate	30.6%	31.1%	30.8%	30.5%	30.7%	29.1%	30.2%
SG&A expense rate	20.4%	20.7%	20.6%	21.5%	20.9%	18.0%	19.9%
EBITDA margin rate	10.2%	10.4%	10.3%	9.0%	9.8%	11.1%	10.3%
Depreciation and amortization expense rate	3.0%	2.9%	3.0%	3.0%	3.0%	2.2%	2.7%
EBIT margin rate	7.2%	7.4%	7.3%	6.0%	6.9%	8.9%	7.5%

2006 Retail Segment

(53 week fiscal year)

Retail Segment Results	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions) (unaudited)	Apr 29, 2006	Jul 29, 2006	Jul 29, 2006	Oct 28, 2006	Oct 28, 2006	Feb 3, 2007	Feb 3, 2007
Sales	$12,493	$12,959	$25,453	$13,156	$38,609	$19,269	$57,878
Cost of sales	8,694	8,920	17,614	9,133	26,747	13,619	40,366
Gross margin	3,799	4,039	7,839	4,023	11,862	5,650	17,512
SG&A expenses (a)	2,633	2,728	5,361	2,887	8,247	3,497	11,745
EBITDA	1,166	1,311	2,478	1,136	3,615	2,153	5,767
Depreciation and amortization	330	367	697	385	1,083	398	1,481
EBIT	$836	$944	$1,781	$751	$2,532	$1,755	$4,286

EBITDA is earnings before interest expense, income taxes, depreciation and amortization.

EBIT is earnings before interest expense and income taxes.

(a) New account and loyalty rewards redeemed by our guests reduce reported sales. Our Retail Segment charges the cost of these discounts to our Credit Card Segment, and the reimbursements of $25 million in the first quarter, $25 million in the second quarter, $22 million in the third quarter and $37 million in the fourth quarter are recorded as a reduction to SG&A expenses within the Retail Segment.

Retail Segment Rate Analysis	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(unaudited)	Apr 29, 2006	Jul 29, 2006	Jul 29, 2006	Oct 28, 2006	Oct 28, 2006	Feb 3, 2007	Feb 3, 2007
Gross margin rate	30.4%	31.2%	30.8%	30.6%	30.7%	29.3%	30.3%
SG&A expense rate	21.1%	21.0%	21.1%	21.9%	21.4%	18.1%	20.3%
EBITDA margin rate	9.3%	10.1%	9.7%	8.6%	9.4%	11.2%	10.0%
Depreciation and amortization expense rate	2.6%	2.8%	2.7%	2.9%	2.8%	2.1%	2.6%
EBIT margin rate	6.7%	7.3%	7.0%	5.7%	6.6%	9.1%	7.4%

2007 Retail Segment

Retail Segment Results	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions) (unaudited)	May 5, 2007	Aug 4, 2007	Aug 4, 2007	Nov 3, 2007	Nov 3, 2007	Feb 2, 2008	Feb 2, 2008
Sales	$13,623	$14,167	$27,790	$14,342	$42,132	$19,340	$61,471
Cost of sales	9,416	9,696	19,112	10,035	29,147	13,782	42,929
Gross margin	4,207	4,471	8,678	4,307	12,985	5,558	18,542
SG&A expenses (a)	2,839	3,046	5,885	3,167	9,052	3,505	12,557
EBITDA	1,368	1,425	2,793	1,140	3,933	2,053	5,985
Depreciation and amortization	388	401	788	425	1,213	431	1,643
EBIT	$980	$1,024	$2,005	$715	$2,720	$1,622	$4,342

EBITDA is earnings before interest expense, income taxes, depreciation and amortization.

EBIT is earnings before interest expense and income taxes.

(a) New account and loyalty rewards redeemed by our guests reduce reported sales. Our Retail Segment charges the cost of these discounts to our Credit Card Segment, and the reimbursements of $24 million in the first quarter, $25 million in the second quarter, $24 million in the third quarter and $41 million in the fourth quarter are recorded as a reduction to SG&A expenses within the Retail Segment.

Retail Segment Rate Analysis	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(unaudited)	May 5, 2007	Aug 4, 2007	Aug 4, 2007	Nov 3, 2007	Nov 3, 2007	Feb 2, 2008	Feb 2, 2008
Gross margin rate	30.9%	31.6%	31.2%	30.0%	30.8%	28.7%	30.2%
SG&A expense rate	20.8%	21.5%	21.2%	22.1%	21.5%	18.1%	20.4%
EBITDA margin rate	10.0%	10.1%	10.0%	7.9%	9.3%	10.6%	9.7%
Depreciation and amortization expense rate	2.8%	2.8%	2.8%	3.0%	2.9%	2.2%	2.7%
EBIT margin rate	7.2%	7.2%	7.2%	5.0%	6.5%	8.4%	7.1%

2005 Credit Card Segment

Credit Card Segment Results	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions) (unaudited)	Apr 30, 2005	Jul 30, 2005	Jul 30, 2005	Oct 29, 2005	Oct 29, 2005	Jan 28, 2006	Jan 28, 2006
Finance charge revenue	$205	$219	$424	$232	$656	$259	$915
Late fees and other revenue	74	74	148	79	227	83	310
Third party merchant fees	27	30	57	32	89	35	124
Total revenues	306	323	629	343	972	377	1,349
Bad debt expense	106	111	217	120	337	129	466
Operations and marketing expenses (a)	92	100	192	103	295	113	406
Depreciation and amortization	3	3	6	3	9	3	13
Total expenses	201	214	415	226	641	245	885
EBIT	105	109	214	117	331	132	464
Interest expense on nonrecourse debt collateralized by credit card receivables	6	6	12	7	19	17	37
Segment profitability	$99	$103	$202	$110	$312	$115	$427
Average receivables funded by Target (b)	$4,572	$4,578	$4,586	$4,749	$4,642	$4,371	$4,594
Segment pretax ROIC (c)	8.6%	9.0%	8.8%	9.3%	9.0%	10.5%	9.3%

(a) New account and loyalty rewards redeemed by our guests reduce reported sales. Our Retail Segment charges the cost of these discounts to our Credit Card Segment, and the reimbursements of $19 million in the first quarter, $24 million in the second quarter, $22 million in the third quarter and $33 million in the fourth quarter are recorded as an increase to Operations and Marketing expenses within the Credit Card Segment.

(b) Amounts represent the portion of average credit card receivables funded by Target. These amounts exclude $750 million, $750 million, $750 million, $750 million, $750 million $1,551 million and $950 million, respectively, of receivables funded by nonrecourse debt collateralized by credit card receivables.

(c) ROIC is return on invested capital, and this rate represents segment profitability divided by average receivables funded by Target, expressed as an annualized rate.

2006 Credit Card Segment

(53 week fiscal year)

Credit Card Segment Results	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions) (unaudited)	Apr 29, 2006	Jul 29, 2006	Jul 29, 2006	Oct 28, 2006	Oct 28, 2006	Feb 3, 2007	Feb 3, 2007
Finance charge revenue	$259	$273	$532	$279	$812	$305	$1,117
Late fees and other revenue	80	80	160	101	261	95	356
Third party merchant fees	31	35	65	34	98	41	139
Total revenues	370	388	757	414	1,171	441	1,612
Bad debt expense	88	93	181	97	278	102	380
Operations and marketing expenses (a)	97	102	198	107	306	130	434
Depreciation and amortization	4	3	7	4	11	4	15
Total expenses	189	198	386	208	595	236	829
EBIT	181	190	371	206	576	205	783
Interest expense on nonrecourse debt collateralized by credit card receivables	20	22	42	27	69	29	98
Segment profitability	$161	$168	$329	$179	$507	$176	$685
Average receivables funded by Target (b)	$4,280	$4,286	$4,295	$4,231	$4,276	$4,618	$4,379
Segment pretax ROIC (c)	15.1%	15.6%	15.3%	17.0%	15.8%	14.2%	15.3%

(a) New account and loyalty rewards redeemed by our guests reduce reported sales. Our Retail Segment charges the cost of these discounts to our Credit Card Segment, and the reimbursements of $25 million in the first quarter, $25 million in the second quarter, $22 million in the third quarter and $37 million in the fourth quarter are recorded as an increase to Operations and Marketing expenses within the Credit Card Segment.

(b) Amounts represent the portion of average credit card receivables funded by Target. These amounts exclude $1,650 million, $1,650 million, $1,650 million, $1,892 million, $1,731 million $1,926 million and $1,782 million, respectively, of receivables funded by nonrecourse debt collateralized by credit card receivables.

(c) ROIC is return on invested capital, and this rate represents segment profitability divided by average receivables funded by Target, expressed as an annualized rate.

2007 Credit Card Segment

Credit Card Segment Results	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions) (unaudited)	May 5, 2007	Aug 4, 2007	Aug 4, 2007	Nov 3, 2007	Nov 3, 2007	Feb 2, 2008	Feb 2, 2008
Finance charge revenue	$296	$305	$601	$334	$935	$373	$1,308
Late fees and other revenue	88	109	197	113	311	112	422
Third party merchant fees	34	39	73	46	118	47	166
Total revenues	418	453	871	493	1,364	532	1,896
Bad debt expense	86	95	182	130	311	170	481
Operations and marketing expenses (a)	108	112	218	116	335	134	469
Depreciation and amortization	4	3	8	4	12	4	16
Total expenses	198	210	408	250	658	308	966
EBIT	220	243	463	243	706	224	930
Interest expense on nonrecourse debt collateralized by credit card receivables	26	30	57	41	98	35	133
Segment profitability	$194	$213	$406	$202	$608	$189	$797
Average receivables funded by Target (b)	$4,723	$4,534	$4,648	$4,479	$4,612	$5,627	$4,888
Segment pretax ROIC (c)	16.4%	18.8%	17.5%	18.0%	17.6%	13.4%	16.3%

(a) New account and loyalty rewards redeemed by our guests reduce reported sales. Our Retail Segment charges the cost of these discounts to our Credit Card Segment, and the reimbursements of $24 million in the first quarter, $25 million in the second quarter, $24 million in the third quarter and $41 million in the fourth quarter are recorded as an increase to Operations and Marketing expenses within the Credit Card Segment.

(b) Amounts represent the portion of average credit card receivables funded by Target. These amounts exclude $1,859 million, $2,184 million, $2,022 million, $2,845 million, $2,296 million $2,658 million and $2,387 million, respectively, of receivables funded by nonrecourse debt collateralized by credit card receivables.

(c) ROIC is return on invested capital, and this rate represents segment profitability divided by average receivables funded by Target, expressed as an annualized rate.

2005 Credit Card Metrics

Spread Analysis - Total Portfolio	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
	Apr 30, 2005			Jul 30, 2005			Jul 30, 2005			Oct 29, 2005			Oct 29, 2005			Jan 28, 2006			Jan 28, 2006
	Yield			Yield			Yield			Yield			Yield			Yield			Yield
	Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized
(unaudited)	(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate
EBIT	$105	7.8%	(b)	$109	8.2%	(b)	$214	8.0%	(b)	$117	8.5%	(b)	$331	8.2%	(b)	$132	8.9%	(b)	$464	8.4%	(b)
LIBOR (a)		2.8%			3.3%			3.0%			3.8%			3.3%			4.3%			3.5%
Spread to LIBOR (c)	$67	5.0%	(b)	$66	4.9%	(b)	$133	5.0%	(b)	$65	4.7%	(b)	$198	4.9%	(b)	$68	4.6%	(b)	$267	4.9%	(b)
(a) Average one-month LIBOR rate
(b) As a percentage of average receivables

(c) Spread to LIBOR is a metric used to analyze the performance of our total credit card portfolio because the vast majority of our portfolio earns finance charge revenue at rates tied to the Prime Rate, and the interest rate on all nonrecourse debt securitized by credit card receivables is tied to LIBOR.

Receivables Rollforward Analysis	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
(millions) (unaudited)	Apr 30, 2005			Jul 30, 2005			Jul 30, 2005			Oct 29, 2005			Oct 29, 2005			Jan 28, 2006			Jan 28, 2006
Beginning receivables		$5,456			$5,251			$5,456			$5,421			$5,456			$5,544			$5,456
Charges at Target		829			926			1,755			928			2,683			1,316			3,999
Charges at third parties		1,541			1,701			3,242			1,765			5,007			2,009			7,016
Payments		(2,763)			(2,672)			(5,435)			(2,790)			(8,225)			(3,019)			(11,243)
Other		188			215			403			220			623			267			889
Period-end receivables		$5,251			$5,421			$5,421			$5,544			$5,544			$6,117			$6,117
Average receivables		$5,322			$5,328			$5,336			$5,499			$5,392			$5,922			$5,544
Accounts with three or more payments (60+ days)
past due as a percentage of period-end receivables		3.0%			3.0%			3.0%			3.2%			3.2%			2.8%			2.8%
Accounts with four or more payments (90+ days)
past due as a percentage of period-end receivables		2.2%			2.0%			2.0%			2.2%			2.2%			1.9%			1.9%

Allowance for Doubtful Accounts	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
(millions) (unaudited)	Apr 30, 2005			Jul 30, 2005			Jul 30, 2005			Oct 29, 2005			Oct 29, 2005			Jan 28, 2006			Jan 28, 2006
Allowance at beginning of period		$387			$394			$387			$409			$387			$417			$387
Bad debt provision		106			111			217			120			337			129			466
Net write-offs		(99)			(96)			(195)			(112)			(307)			(95)			(402)
Allowance at end of period		$394			$409			$409			$417			$417			$451			$451
As a percentage of period-end receivables		7.5%			7.5%			7.5%			7.5%			7.5%			7.4%			7.4%
Net write-offs as a percentage of average receivables (annualized)		7.4%			7.2%			7.3%			8.1%			7.6%			6.5%			7.2%

2006 Credit Card Metrics

(53 week fiscal year)

Spread Analysis - Total Portfolio	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
	Apr 29, 2006			Jul 29, 2006			Jul 29, 2006			Oct 28, 2006			Oct 28, 2006			Feb 3, 2007			Feb 3, 2007
	Yield			Yield			Yield			Yield			Yield			Yield			Yield
	Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized
(unaudited)	(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate
EBIT	$181	12.2%	(b)	$190	12.8%	(b)	$371	12.5%	(b)	$206	13.5%	(b)	$576	12.8%	(b)	$205	11.7%	(b)	$783	12.5%	(b)
LIBOR (a)		4.7%			5.2%			5.0%			5.3%			5.1%			5.3%			5.2%
Spread to LIBOR (c)	$111	7.5%	(b)	$112	7.6%	(b)	$222	7.5%	(b)	$124	8.2%	(b)	$347	7.7%	(b)	$104	6.4%	(b)	$450	7.3%	(b)
(a) Average one-month LIBOR rate
(b) As a percentage of average receivables

(c) Spread to LIBOR is a metric used to analyze the performance of our total credit card portfolio because the vast majority of our portfolio earns finance charge revenue at rates tied to the Prime Rate, and the interest rate on all nonrecourse debt securitized by credit card receivables is tied to LIBOR.

Receivables Rollforward Analysis	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
(millions) (unaudited)	Apr 29, 2006			Jul 29, 2006			Jul 29, 2006			Oct 28, 2006			Oct 28, 2006			Feb 3, 2007			Feb 3, 2007
Beginning receivables		$6,117			$5,844			$6,117			$6,041			$6,117			$6,148			$6,117
Charges at Target		917			1,012			1,929			970			2,899			1,440			4,339
Charges at third parties		1,718			1,936			3,654			1,860			5,514			2,317			7,831
Payments		(3,208)			(3,058)			(6,266)			(3,043)			(9,309)			(3,523)			(12,832)
Other		300			307			607			320			927			329			1,256
Period-end receivables		$5,844			$6,041			$6,041			$6,148			$6,148			$6,711			$6,711
Average receivables		$5,930			$5,936			$5,945			$6,123			$6,007			$6,544			$6,161
Accounts with three or more payments (60+ days)
past due as a percentage of period-end receivables		3.0%			3.4%			3.4%			3.9%			3.9%			3.5%			3.5%
Accounts with four or more payments (90+ days)
past due as a percentage of period-end receivables		1.9%			2.2%			2.2%			2.5%			2.5%			2.4%			2.4%

Allowance for Doubtful Accounts	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
(millions) (unaudited)	Apr 29, 2006			Jul 29, 2006			Jul 29, 2006			Oct 28, 2006			Oct 28, 2006			Feb 3, 2007			Feb 3, 2007
Allowance at beginning of period		$451			$476			$451			$501			$451			$514			$451
Bad debt provision		88			93			181			97			278			102			380
Net write-offs		(63)			(68)			(131)			(84)			(215)			(99)			(314)
Allowance at end of period		$476			$501			$501			$514			$514			$517			$517
As a percentage of period-end receivables		8.1%			8.3%			8.3%			8.4%			8.4%			7.7%			7.7%
Net write-offs as a percentage of average receivables (annualized)		4.3%			4.6%			4.4%			5.5%			4.8%			6.1%			5.1%

2007 Credit Card Metrics

Spread Analysis - Total Portfolio	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
	May 5, 2007			Aug 4, 2007			Aug 4, 2007			Nov 3, 2007			Nov 3, 2007			Feb 2, 2008			Feb 2, 2008
	Yield			Yield			Yield			Yield			Yield			Yield			Yield
	Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized		Amount	Annualized
(unaudited)	(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate		(in millions)	Rate
EBIT	$220	13.4%	(b)	$243	14.5%	(b)	$463	13.9%	(b)	$243	13.3%	(b)	$706	13.6%	(b)	$224	10.8%	(b)	$930	12.8%	(b)
LIBOR (a)		5.3%			5.3%			5.3%			5.3%			5.3%			4.5%			5.1%
Spread to LIBOR (c)	$132	8.1%	(b)	$154	9.2%	(b)	$286	8.6%	(b)	$146	8.0%	(b)	$431	8.3%	(b)	$131	6.3%	(b)	$558	7.7%	(b)
(a) Average one-month LIBOR rate
(b) As a percentage of average receivables

(c) Spread to LIBOR is a metric used to analyze the performance of our total credit card portfolio because the vast majority of our portfolio earns finance charge revenue at rates tied to the Prime Rate, and the interest rate on all nonrecourse debt securitized by credit card receivables is tied to LIBOR.

Receivables Rollforward Analysis	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
(millions) (unaudited)	May 5, 2007			Aug 4, 2007			Aug 4, 2007			Nov 3, 2007			Nov 3, 2007			Feb 2, 2008			Feb 2, 2008
Beginning receivables		$6,711			$6,510			$6,711			$6,906			$6,711			$7,652			$6,711
Charges at Target		942			1,049			1,991			1,062			3,053			1,437			4,491
Charges at third parties		1,889			2,202			4,091			2,615			6,706			2,692			9,398
Payments		(3,344)			(3,205)			(6,549)			(3,299)			(9,848)			(3,540)			(13,388)
Other		312			350			662			368			1,030			383			1,412
Period-end receivables		$6,510			$6,906			$6,906			$7,652			$7,652			$8,624			$8,624
Average receivables		$6,582			$6,718			$6,670			$7,324			$6,908			$8,285			$7,275
Accounts with three or more payments (60+ days)
past due as a percentage of period-end receivables		3.2%			3.5%			3.5%			3.8%			3.8%			4.0%			4.0%
Accounts with four or more payments (90+ days)
past due as a percentage of period-end receivables		2.1%			2.3%			2.3%			2.6%			2.6%			2.7%			2.7%

Allowance for Doubtful Accounts	Three Months Ended			Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended			Twelve Months Ended
(millions) (unaudited)	May 5, 2007			Aug 4, 2007			Aug 4, 2007			Nov 3, 2007			Nov 3, 2007			Feb 2, 2008			Feb 2, 2008
Allowance at beginning of period		$517			$504			$517			$509			$517			$532			$517
Bad debt provision		86			95			182			130			311			170			481
Net write-offs		(99)			(90)			(190)			(107)			(296)			(132)			(428)
Allowance at end of period		$504			$509			$509			$532			$532			$570			$570
As a percentage of period-end receivables		7.7%			7.4%			7.4%			7.0%			7.0%			6.6%			6.6%
Net write-offs as a percentage of average receivables (annualized)		6.0%			5.4%			5.7%			5.8%			5.7%			6.4%			5.9%